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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): September 17, 2001

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                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)


          New York                      1-7657                  13-4922250
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)



        200 Vesey Street, World Financial Center
           New York, New York                              10285
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 640-2000
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         (Former name or former address, if changed since last report)

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Item 5. Other Information


On September 17, 2001, the registrant issued a press release announcing that it expects third quarter earnings to be negatively affected by recent terrorist attacks. Such press release is filed herein as Exhibit 99.1.



                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)



                                        By  /s/ Stephen P. Norman
                                          --------------------------------
                                             Name: Stephen P. Norman
                                             Title: Secretary



DATE: September 17, 2001


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                                 EXHIBIT INDEX



Item No.                                     Description
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99.1                                         Press release of American Express
                                             Company dated September 17, 2001